Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED MANAGEMENT RIGHTS AGREEMENT

THIS AMENDED AND RESTATED MANAGEMENT RIGHTS AGREEMENT (this “Agreement”) is effective as of June 29, 2012, by and among GIP II-B Eagle AIV 1, L.P., a Delaware limited partnership (the “Fund”), GIP II Eagle Holdings Partnership, L.P., a Delaware limited partnership (“GIP II-Eagle Holdings”), GIP II Eagle 2 Holding, L.P., a Delaware limited partnership (“GIP II-Eagle 2”), GIP II Eagle Acquisition Holdings GP, LLC, a Delaware limited liability company (“GIP II Eagle Holdings GP”), Chesapeake Midstream Ventures, L.L.C., a Delaware limited liability company (“CMV”), Chesapeake Midstream GP, L.L.C., a Delaware limited liability company (the “General Partner”), Chesapeake Midstream Partners, L.P., a Delaware limited partnership (the “MLP”), and Chesapeake MLP Operating, L.L.C., formerly known as Chesapeake Midstream Partners, L.L.C., a Delaware limited liability company (the “Company”). Each of the foregoing is referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, pursuant to that certain Purchase Agreement (as amended from time to time, the “First Company Purchase Agreement”), dated as of June 7, 2012, by and among Chesapeake Midstream Holdings, L.L.C. (“CMH”), GIP II Eagle 1 Holding, L.P., a Delaware limited partnership (“GIP II-Eagle 1”), GIP II-Eagle 2, and GIP II Eagle 3 Holding, L.P., a Delaware limited partnership (“GIP II-Eagle 3” and, collectively with GIP II-Eagle 1 and GIP II-Eagle 2, the “GIP II First Closing Entities”), the GIP II First Closing Entities acquired (i) 28,099,946 Subordinated Units (as defined in the First Company Purchase Agreement) of the MLP, and (ii) 500 CMV Units (as defined in the First Company Purchase Agreement) of CMV;

WHEREAS, pursuant to that certain Purchase Agreement (as amended from time to time, the “Second Company Purchase Agreement”), dated as of June 7, 2012, by and between CMH and GIP II Eagle 4 Holding, L.P., a Delaware limited partnership (“GIP II-Eagle 4”), GIP II-Eagle 4 agreed to acquire (i) 6,438,115 Subordinated Units (as defined in the Second Company Purchase Agreement) of the MLP, and (ii) 33,704,66 Common Units (as defined in the Second Company Purchase Agreement) of the MLP;

WHEREAS, there is a Management Rights Agreement, dated as of June 15, 2012, by and among the Fund, the GIP II First Closing Entities, CMV, the General Partner, the MLP and the Company (the “Original MRA”);

WHEREAS, pursuant to that certain Contribution and Assignment Agreement, dated as of June 25, 2012, by and among the GIP II First Closing Entities, GIP II-Eagle 4 and GIP II-Eagle Holdings, the GIP II First Closing Entities contributed the Subordinated Units and CMV Units so purchased to GIP II-Eagle Holdings, and GIP II-Eagle 4 assigned its right to purchase under the Second Company Purchase Agreement to GIP II-Eagle Holdings;

WHEREAS, on the date hereof, GIP II-Eagle Holdings is closing on the purchase of the Subordinated Units and Common Units pursuant to the Second Company Purchase Agreement;

WHEREAS, GIP II Eagle Holdings GP is the general partner of GIP II-Eagle Holdings;

WHEREAS, CMV is the sole owner and member of the General Partner;

WHEREAS, the General Partner conducts and manages the MLP’s business and operations;

WHEREAS, the Fund is an owner of equity interests of GIP II-Eagle 2;

WHEREAS, each of CMV, the General Partner, the MLP and the Company wishes to provide the Fund with certain rights, and to set forth their understanding with regard to the operations, control and management of CMV, the General Partner, the MLP and the Company, respectively;

WHEREAS, the Fund has requested to be granted, and each of CMV and the General Partner has agreed to grant to the Fund, certain rights regarding the designation of a member of the board of managers of CMV (the “CMV Board”) and the board of managers of the General Partner;

WHEREAS, the Fund has requested to be granted, and each of CMV, the General Partner, the MLP and the Company has agreed to grant to the Fund, the right to review the books and records of each of CMV, the General Partner, the MLP, the Company and the Company’s subsidiaries and the right to consult with management of each of CMV, the General Partner, the MLP, the Company and the Company’s subsidiaries regarding the operations of CMV, the General Partner, the MLP, the Company and the Company’s subsidiaries; and

WHEREAS, the Parties desire that the Original MRA be amended and restated in its entirety by this Agreement effective as of the Closing under the Second Company Purchase Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Beneficial Ownership” means the power, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to (i) vote, or to direct the voting of, a security; and (ii) dispose, or to direct the disposition of, such security. “Beneficially Owns” shall mean having Beneficial Ownership.

“Books and Records” means the books and records of the applicable entity, including without limitation, financial data (including projections) and operating data covering each of such entities, their businesses, operations and financial performance.

“CMV LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of CMV, as amended from time to time.

“CMV Manager” means a “Manager” within the meaning of the CMV LLC Agreement.

“Company Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company, as amended from time to time.

“General Partner Director” means a “Director” within the meaning of the GP Agreement.

“GP Agreement” means the Amended and Restated Limited Liability Company Agreement of the General Partner, as amended from time to time.

“MLP Agreement” means the First Amended and Restated Limited Partnership Agreement of the MLP, as amended from time to time.

“Subsidiary” has the meaning set forth in the GP Agreement.

2. Board Rights.

(a) CMV Board Rights.

(i) The Parties hereby acknowledge, agree and reaffirm that GIP II-Eagle Holdings has certain rights to designate CMV Manager(s) (any CMV Manager designated by GIP II-Eagle Holdings, a “GIP II CMV Manager”) and alternatives to such CMV Manager(s) (a “CMV Alternate”) in the event such CMV Manager is unable to attend to or is otherwise not present at any meeting of the CMV Board, in each case to the extent provided in the CMV LLC Agreement.

(ii) GIP II Eagle Holdings GP hereby agrees that the Fund shall have the right to designate one GIP II CMV Manager and one CMV Alternate thereto.

(b) General Partner Board Rights.

(i) The Parties hereby acknowledge, agree and reaffirm that GIP II-Eagle Holdings has certain rights to designate General Partner Director(s) to the extent provided in the CMV LLC Agreement and/or the GP Agreement (any General Partner Director designated by GIP II-Eagle Holdings, a “GIP II GP Director”).

(ii) GIP II Eagle Holdings GP hereby agrees that the Fund shall have the right to designate one GIP II GP Director.

3. Information, Inspection and Consultation Rights.

(a) Each of CMV, the General Partner, the MLP and the Company shall keep or cause to be kept at the principal office of such entity appropriate books and records with respect to their respective businesses in accordance with the CMV LLC Agreement, the GP Agreement, the MLP Agreement and the Company Agreement, as applicable. Except to the extent necessary to preserve attorney-client or similar privilege of CMV, the General Partner, the MLP or the Company, as applicable, each of CMV, the General Partner, the MLP and the Company shall, and shall cause their Subsidiaries to, provide the Fund with reasonable access to all Books and Records of such entity and its Subsidiaries and allow the Fund to make copies and abstracts thereof at the Fund’s expense.

(b) At the Fund’s request, (i) CMV shall deliver or cause to be delivered to the Fund any and all reports set forth in Section 6.2 of the CMV LLC Agreement (or any successor provision), (ii) the General Partner shall deliver or cause to be delivered to the Fund any and all reports set forth in Section 6.2 of the GP Agreement (or any successor provision), (iii) the MLP shall deliver or cause to be delivered to the Fund any and all reports set forth in Section 8.3 of the MLP Agreement (or any successor provision), and (iv) the Company shall deliver or cause to be delivered to the Fund such similar financial statements or reports with respect to the Company as may reasonably be requested by the Fund.

(c) Except to the extent necessary to preserve attorney-client or similar privilege of CMV, the General Partner, the MLP or the Company, as applicable, each of CMV, the General Partner, the MLP and the Company hereby agrees that the Fund, and any accountants, attorneys, financial advisors and other representatives of the Fund, may from time to time at the Fund’s sole expense for any reasonable purpose, visit and inspect the properties of such entity, examine (and make copies and extracts of) such entity’s books, records and documents of any kind, and discuss the affairs of such entity with its employees, independent accountants, all at such reasonable times as the Fund may request upon reasonable notice.

(d) Each of CMV, the General Partner, the MLP and the Company hereby agrees that the Fund shall have the right to consult from time to time with management of such entity and its subsidiaries at their respective places of business regarding the affairs, finances and accounts of such entity, at such reasonable times as may be reasonably requested by the Fund.

(e) Nothing contained herein shall in any way limit or abridge any other rights that the Fund (or any affiliate thereof) may have with respect to the financial condition, operations, business or corporate affairs of any of CMV, the General Partner, the MLP or the Company pursuant to any other agreement, including, without limitation, the CMV LLC Agreement, the GP Agreement, the MLP Agreement and the Company Agreement.

4. Acceptance and Acknowledgment.

Each of CMV, the General Partner, the MLP and the Company hereby acknowledges and agrees to the rights granted to the Fund hereunder. Each of CMV, the General Partner, the MLP and the Company further acknowledges and agrees that the Fund shall have the right, in its sole discretion, to delegate to one or more individuals or other persons who are affiliates of the members of the Fund (the “GIP II Members”) the right and authority to exercise the Fund’s management rights hereunder.

5. Miscellaneous.

(a) Each Party agrees to execute and deliver such documents and take such further actions as may be necessary or desirable to effect the purposes and objectives of this Agreement.

(b) The rights granted under this Agreement are intended to satisfy the requirement of management rights for purposes of qualifying the Fund’s direct and indirect ownership interests in each of CMV, the General Partner, the MLP and the Company as a “venture capital investment” for purposes of the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of

Federal Regulations (the “Plan Asset Regulation”), to the extent that such ownership interests may be considered ownership interests in operating companies (other than venture capital operating companies), within the meaning of the Plan Asset Regulation. If the Fund subsequently determines that such rights are not satisfactory for such purposes, the Parties shall reasonably cooperate in good faith to agree upon mutually satisfactory management rights that are intended by the Fund and all other entities affiliated therewith to satisfy the Plan Asset Regulation.

(c) This Agreement shall automatically terminate with respect to CMV, the General Partner, the MLP or the Company, as applicable, at such time as any affiliate of the Fund ceases to Beneficially Own any equity interests in such entity.

(d) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if sent by recognized overnight delivery service, return receipt requested, to the following Parties at the following addresses or to such other parties and at such other addresses as shall be specified by like notices:

if to the Fund or GIP II-Eagle Holdings, GIP II Eagle Holdings GP or the GIP II Members, at:

Global Infrastructure Management, LLC

12 East 49th Street, 38th Floor

New York, NY 10017

Attn: William Brilliant

Fax: (646) 282-1580

with a copy to:

Global Infrastructure Management LLP

The Peak

5 Wilton Road

London

United Kingdom

Attn: Joseph Blum

Fax: +44 207 798 0530

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Attn: Edward Sonnenschein

 Andrea Schwartzman

Fax: (212) 751-4864

if to CMV, the General Partner, the MLP or the Company, at:

Chesapeake Midstream GP, L.L.C.

900 N.W. 63rd Street

Oklahoma City, Oklahoma 73118

Attn: J. Mike Stice

Fax: (405) 849-6134

with a copy to:

Global Infrastructure Management, LLC

12 East 49th Street, 38th Floor

New York, NY 10017

Attn: William Brilliant

Fax: (646) 282-1580

with a copy to:

Global Infrastructure Management LLP

The Peak

5 Wilton Road

London

United Kingdom

Attn: Joseph Blum

Fax: +44 207 798 0530

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Attn: Edward Sonnenschein

 David Taub

Fax: (212) 751-4864

Notice so given shall be deemed to be given and received on the second business day after sending by recognized overnight delivery service, return receipt requested.

(e) The Parties acknowledge and agree that the breach of the provisions of this Agreement by any Party could not be adequately compensated with monetary damages, and the Parties agree, accordingly, that injunctive relief and specific performance shall be appropriate remedies to enforce the provisions of this Agreement and waive any claim or defense that there is an adequate remedy at law for such breach; provided, however, that nothing herein shall limit the remedies herein, legal or equitable, otherwise available and all remedies herein are in addition to any remedies available at law or otherwise.

(f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the Parties shall be construed and enforced accordingly.

(g) This Agreement shall inure to the benefit of, and be binding upon, the Parties, and their respective successors and permitted assigns (including, without limitation, the GIP II Members).

(h) The Fund agrees to hold in confidence and not disclose to any third party (other than its general partner, management company, legal counsel and accountants) any confidential information provided to or learned by the Fund in connection with the Fund’s rights under this Agreement; provided, however, that such information may be disclosed to the GIP II Members so long as one or more of the GIP II Members Beneficially Owns any equity interest in any of CMV, the General Partner, the MLP or the Company.

(i) The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

(j) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

(k) The Parties agree that the provisions of Article XI of the Second Company Purchase Agreement are hereby incorporated into this Agreement as if set forth fully herein and shall apply to this Agreement mutatis mutandis as if set forth in full herein.

(l) This Agreement may be executed in any number of counterparts and by the Parties hereto in separate counterparts, with the same effect as if each Party had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

(m) When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

(n) Effective as of the Closing under the Second Company Purchase Agreement, this Agreement replaces and supersedes the Original MRA and the Director Agreement, dated as of June 25, 2012, by and among the Fund, GIP II-Eagle Holdings, GIP II-Eagle 2, GIP II Eagle Holdings GP and CMV.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Management Rights Agreement to be executed as of the date first above written.

CHESAPEAKE MIDSTREAM VENTURES, L.L.C.

By:	/s/ J. Mike Stice

Name:	J. Mike Stice
Title:	Chief Executive Officer

CHESAPEAKE MIDSTREAM GP, L.L.C.

By:	/s/ J. Mike Stice

Name:	J. Mike Stice
Title:	Chief Executive Officer

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

By: Chesapeake Midstream GP, L.L.C, its General Partner

By:	/s/ J. Mike Stice

Name:	J. Mike Stice
Title:	Chief Executive Officer

CHESAPEAKE MLP OPERATING, L.L.C.

By:	/s/ J. Mike Stice

Name:	J. Mike Stice
Title:	Chief Executive Officer

Signature Page to Management Rights Agreement

GIP II-B EAGLE AIV 1, L.P.

By: Global Infrastructure GP II, L.P., its general partner

By: Global Infrastructure Investors II, LLC, its general partner

By:	/s/ Mark Levitt

Name:	Mark Levitt
Title:	Secretary

GIP II EAGLE HOLDINGS PARTNERSHIP, L.P.

By: GIP II Eagle Acquisition Holdings GP, LLC, its general partner

By:	/s/ Mark Levitt
Name:	Mark Levitt
Title:	Officer

GIP II EAGLE 2 HOLDING, L.P.

By: GIP II Eagle 2 Holding GP, LLC, its general partner

By:	/s/ Mark Levitt
Name:	Mark Levitt
Title:	Manager

Signature Page to Management Rights Agreement

GIP II EAGLE ACQUISITION HOLDINGS GP, LLC

By:	/s/ Mark Levitt

Name:	Mark Levitt
Title:	Officer

Signature Page to Management Rights Agreement